-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 31, 2001





                       CREDIT SUISSE FIRST BOSTON CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-49820                13-3320910
----------------------------         -----------          -------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)



   11 Madison Avenue
  New York, New York                                               10011
------------------------                                         ----------
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 325-2000
                                                   ----- --------

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2001-26 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated balance sheets of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2000 and December 31, 1999 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000 (which was filed with the Securities and Exchange Commission on March 28, 2001) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for CSFB Series 2001-26, Mortgage Pass-Through Certificates, Series 2001-26, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1

----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 23, 2001 and the prospectus supplement dated on or about October 31, 2001 (collectively, the "Prospectus"), of Credit Suisse First Boston Corporation, relating to its Mortgage Pass-Through Certificates, Series 2001-26.

------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                   CORPORATION



                                   By:  /s/ Steven Warjanka
                                        ------------------------------------
                                        Name: Steven Warjanka
                                        Title:  Vice President



Dated:  October 26, 2001

Exhibit Index
-------------


Exhibit                                                                 Page
-------                                                                 ----

23.1              Consent of PricewaterhouseCoopers LLP